Exhibit 24


                                POWER OF ATTORNEY


         I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, a Registration Statement and any and all amendments (including post-effective amendments) and supplements thereto, for the purpose of registering under the Securities Act of 1933, as amended, securities to be sold pursuant to the Company's Retirement Savings Plan for Represented Hourly Employees.

Signature                          Title                    Date
---------                          -----                    ----

/s/ Don H. Davis, Jr.              Chairman of the Board    September 1, 1999
------------------------------     and Chief Executive
Don H. Davis, Jr.                  Officer (principal
                                   executive officer)


/s/ George L. Argyros              Director                 September 1, 1999
------------------------------
George L. Argyros


/s/ Donald R. Beall                Director                 September 1, 1999
------------------------------
Donald R. Beall


/s/ William H. Gray, III           Director                 September 1, 1999
------------------------------
William H. Gray, III


/s/ James Clayburn LaForce, Jr.    Director                 September 1, 1999
------------------------------
James Clayburn LaForce, Jr.


/s/ William T. McCormick, Jr.      Director                 September 1, 1999
------------------------------
William T. McCormick, Jr.

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                                      -2-


/s/ John D. Nichols                Director                 September 1, 1999
------------------------------
John D. Nichols


/s/ Bruce M. Rockwell              Director                 September 1, 1999
------------------------------
Bruce M. Rockwell


/s/ Robert B. Shapiro              Director                 September 1, 1999
------------------------------
Robert B. Shapiro


/s/ William S. Sneath              Director                 September 1, 1999
------------------------------
William S. Sneath


/s/ Joseph F. Toot, Jr.            Director                 September 1, 1999
------------------------------
Joseph F. Toot, Jr.


/s/ W. Michael Barnes              Senior Vice President,   September 1, 1999
------------------------------     Finance & Planning and
W. Michael Barnes                  Chief Financial Officer
                                   (principal financial
                                   officer)


/s/ William E. Sanders             Vice President and       September 1, 1999
------------------------------     Controller (principal
William E. Sanders                 accounting officer)